UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2021

Ivanhoe Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39845	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 Avenue of the Americas

5th Floor

New York, NY 10036

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 452-7037

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	IVAN.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 par value	IVAN	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	IVAN WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 25, 2021, Ivanhoe Capital Acquisition Corp. (the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria set forth in Section 802.01E of the NYSE Listed Company Manual since the Company did not file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Q1 2021 Form 10-Q”) with the Securities and Exchange Commission (the “SEC”) on or before May 24, 2021, the extended period provided for the filing under Rule 12b-25(b) of the Securities Exchange Act of 1934, as amended.

The NYSE informed the Company that, under the NYSE’s rules, the Company can regain compliance with the NYSE’s continued listing requirements by filing the Q1 2021 Form 10-Q with the SEC at any time prior to November 24, 2021.

As previously reported by the Company in its Form 12b-25 filed with the SEC on May 18, 2021, the Company is currently determining the extent to which the April 12, 2021 statement released by the Staff of the SEC relating to the accounting and reporting considerations for warrants issued by special purpose acquisition companies (“SPACs”) will impact its financial statements as of and for the fiscal quarter ended March 31, 2021, which will be included in the Q1 2021 Form 10-Q.

The Company is working diligently to complete the Q1 2021 Form 10-Q and expects to file such report as soon as practicable.

On June 1, 2021, the Company issued a press release announcing the receipt of the notice of non-compliance from the NYSE. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This report contains certain forward-looking statements, including without limitation the Company’s current expectations and intentions with respect to the filing of its Q1 2021 Form 10-Q. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this report. Although the Company believes such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, including the length of time that may be required for the Company to complete its procedures and file the Q1 2021 Form 10-Q, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company's filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVANHOE CAPITAL ACQUISITION CORP.

	By:	/s/ Gary Gartner
Name: Gary Gartner
Title: Chief Financial Officer

Dated: June 1, 2021